UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 19, 2026
Date of Report (date of earliest event reported)
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Innventure, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-42303 (Commission File Number)	93-4440048 (I.R.S. Employer Identification Number)
6900 Tavistock Lakes Blvd, Suite 400 Orlando, Florida 32827
(Address of principal executive offices and zip code)
(321) 209-6787
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 19, 2026 (the “Transition Date”), David Yablunosky ceased to serve as the Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer for Innventure, Inc., a Delaware corporation (the “Company”) and ceased to serve as the Chief Financial Officer and an employee of the Company’s subsidiary, Innventure LLC.
On the Transition Date, the Company entered into a Consulting Agreement with Mr. Yablunosky (the “Consulting Agreement”) pursuant to which, subject to Mr. Yablunosky’s execution and delivery of a general release in a form acceptable to the Company (the “Release”), he will provide transition services to the Company as an independent contractor (the “Services”) during the period (the “Term”) beginning on the Transition Date and through the earlier of May 14, 2027 or such earlier date as the Agreement is terminated in accordance with its terms (the “Termination Date”).
As consideration for the Services, (i) the Company will pay Mr. Yablunosky $5,500 per week for each week that Services are provided during the Term; (ii) the Company will reimburse Mr. Yablunosky for the full monthly cost of certain premiums associated with his election of continuation coverage for him and his spouse under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended; (iii) the Company will reimburse Mr. Yablunosky for certain travel and other reasonable out-of-pocket expenses incurred in connection with the Services, provided such expenses are approved in advance by the Company; and (iv) certain unvested securities of the Company and its subsidiary, Refinity Holdings, LLC, held by Mr. Yablunosky will continue to vest in accordance with their existing vesting schedules through the Termination Date.
The Consulting Agreement also contains customary confidentiality and work product/intellectual property assignment provisions.
The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01 Other Events.
On October 19, 2026, the Company issued a press release announcing that, as previously disclosed, Eric Stober has joined the Company as Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer and that, with the Company consolidating the functions of finance, accounting, investor relations, and communications under Mr. Stober, Chief Growth Officer Roland Austrup’s service to the Company will end on October 31, 2026.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Consulting Agreement, dated as of October 19, 2026, by and between Innventure, Inc. and David Yablunosky
99.1	Press Release of Accelsius dated October 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: October 19, 2026	By:	/s/ Suzanne Niemeyer
	Name:	Suzanne Niemeyer
	Title:	General Counsel